Exhibit 10.18

Loan Agreement

  Main contents:
  Contract No.: nil
  Borrower: Fifth Season General Merchandise Investment Management Co., Ltd.
  Lender: Shanghai Fuxing Pawnbroker Co., Ltd.
  Loan Amount (RMB): 6.25 million RMB Yuan
  Contract Term: from February 27, 2011 to April 26, 2011
  Interest Rate:

  The monthly interest rate is 0.3%, and monthly general fee rate is 2.7%;

  Penalty interest rate for delayed repayment: 0.5% of the non-repaid loan per day;

  Rights and Obligations of the Lender:

  Lender shall disburse the loan in a timely manner pursuant to the agreement.

  Lender shall execute the mortgage right in case of breach of contract of the Company.

  Rights and obligations of the borrower

  Borrower is entitled to obtain and use the loan pursuant to the agreement.

  Borrower shall return the principal and interests timely. Borrower can extend the term of the loan when getting the consent of Lender pursuant to the agreement.

  Consent of Lender should be obtained when any of the Borrower’s guaranties or mortgages on his (her) major assets for a third party is possible to be detrimental to Borrower’s capability of repayment under the agreement.

  Borrower guarantee all of its statement is true and accurate *** Borrower bears the relevant fees under the agreement.

  Prepayment of the Loan:
  Lender’s consent should be obtained if Borrower is willing to prepay the loan. The interest rate of prepayment shall accord with the agreement.
  Liabilities of Breach of Contract:
  Penalty interest rate for delayed repayment: 0.5% of the non-repaid loan per day. Liquidated damages for 20% of the loan shall be imposed on the Company and the guarantor and mortgagor in case of the Company ’s breach of contract etc.
  Guarantee of the loan:
  The loan is secured by Mortgage Contract by .the Company.
  Headlines of the articles omitted
  Dispute settlement
  Miscellaneous
  Effectiveness
  Mortgage and Guarantee Clause
  Attention

Signature Page

Party A (Lender): Shanghai Fuxing Pawnbroker Co., Ltd.
Representative: Ruinian Li
By: /seal/ Shanghai Fuxing Pawnbroker Co., Ltd.
/s/ Ruinian Li
Date: February 27, 2011

Party B (Borrower): The Fifth Season General Merchandise Investment Management Co., Ltd.
Representative: Lide Zhu
By: /seal/ the Fifth Season General Merchandise Investment Management Co., Ltd.
/s/ Lide Zhu
Date: February 27, 2011

Party C (Mortgager): The Fifth Season General Merchandise Investment Management Co., Ltd.
Representative: Lide Zhu
By: /seal/ the Fifth Season General Merchandise Investment Management Co., Ltd.
/s/ Lide Zhu
Date: February 27, 2011